UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 30, 2012

FRIENDFINDER NETWORKS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-34622	13-3750988
(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

561-912-7000
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

FriendFinder Networks Inc. (“FriendFinder”) held its 2012 Annual Meeting of Stockholders at 10:00 a.m. (EDT) on May 30, 2012, for the purpose of: (i) electing ten directors; (ii) approving the FriendFinder Networks Inc. 2012 Stock Incentive Plan and ratifying the awards previously granted thereunder; and (iii) ratifying the appointment of EisnerAmper LLP as FriendFinder's independent registered public accounting firm for fiscal year 2012. For more information on the proposals described below, please refer to FriendFinder's proxy statement dated April 25, 2012.  As of the record date of April 20, 2012, there were a total of 31,880,261 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 23,029,318 shares of common stock, or approximately 72% were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — Election of Directors

The ten nominees proposed by the Board of Directors were elected to serve as a director until our Annual Meeting of Stockholders to be held in 2013 or until their successors are duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Marc H. Bell	13,859,124	1,128,943	8,041,251
Daniel C. Staton	13,806,782	1,181,285	8,041,251
Anthony Previte	14,894,148	93,919	8,041,251
Robert B. Bell	13,802,372	1,185,695	8,041,251
Donald A. Johnson	14,950,605	37,462	8,041,251
James "Jim" LaChance	14,946,274	41,793	8,041,251
Toby E. Lazarus	14,950,409	37,658	8,041,251
Steven Rattner	14,951,475	36,592	8,041,251
Jason Smith	13,864,043	1,124,024	8,041,251
Kai Shing Tao	14,950,539	37,528	8,041,251

Proposal 2 — Approval of the FriendFinder Networks Inc. 2012 Stock Incentive Plan and ratification of awards previously granted thereunder.

Stockholders approved the adoption of FriendFinder's 2012 Stock Incentive Plan and ratified the awards previously granted thereunder. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
13,428,910	1,553,284	5,873	8,041,251

Proposal 3 — Ratification of the appointment of EisnerAmper LLP as FriendFinder's independent registered public accounting firm for the fiscal year 2012.

Stockholders ratified the appointment of EisnerAmper LLP as FriendFinder's independent registered public accountants for the fiscal year ending December 31, 2012. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
22,847,014	51,310	130,994	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 30, 2012	FRIENDFINDER NETWORKS INC.

/s/ Ezra Shashoua
Ezra Shashoua
Chief Financial Officer